UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2019 (April 10, 2019)

New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55393	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor

New York, New York 10022

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code:(212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

New York City REIT, Inc. (the “Company”) previously filed a Current Report on Form 8-K on July 22, 2019 (the “Original Form 8-K”) reporting its acquisition, through a wholly-owned subsidiary of its operating partnership, of a fee-simple interest in three condominium units located at 196 Orchard Street, New York, NY 10002 (“196 Orchard Street”). This Amended Current Report on Form 8-K/A is being filed solely for the purpose of amending the Original Form 8-K to provide the financial information related to such acquisition required by Item 9.01. No other changes have been made to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements for 196 Orchard Street are attached hereto as Exhibit 99.1 and incorporated by reference herein:

Unaudited Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2019 and the Year Ended December 31, 2018 Notes to the Unaudited Statements of Revenues and Certain Expenses

(b)	Pro Forma Financial Information.

The following pro forma financial information for the Company are attached hereto as Exhibit 99.2 and incorporated by reference herein:

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2019

Notes to the Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2019

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2019

Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2019

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018

Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018

(d)	Exhibits

Exhibit	Description

99.1	Financial Statements of 196 Orchard Street
99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New York City REIT, Inc.

Date: September 26, 2019	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President, and Secretary